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        Supplement dated May 16, 2002 to Prospectus dated April 30, 2002

         On page 36 ("Portfolio Management"), the Ivy International Small Companies Fund paragraph should be replaced with:

         The Fund is managed by the Henderson team. The Henderson team's investment process combines top down regional allocation with a bottom-up stock selection approach. Nitin Mehta, Henderson's Director of Mainstream International Equities, is responsible for the Fund's regional allocations. Mr. Mehta has 15 years of economic and investment experience and holds an MBA from the London Business School. He has been managing international equity funds with Henderson for over seven years. Regional allocations are based on factors such as interest rates and current economic cycles, which are used to identify economies with relatively strong prospects for real economic growth. Individual stock selections are based on prospects for earnings growth.